UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10339

Name of Fund: BlackRock Municipal Income Trust (BFK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Municipal Income Trust,
800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 – 10/31/2008

Item 1 – Report to Stockholders

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

Annual Report

OCTOBER 31, 2008

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Municipal Income Trust (BFK)

BlackRock Long-Term Municipal Advantage Trust (BTA)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the “Fed”) has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions—on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities—a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(29.28)%	(36.10)%

Small cap U.S. equities (Russell 2000 Index)	(24.39)	(34.16)

International equities (MSCI Europe, Australasia, Far East Index)	(41.21)	(46.62)

Fixed income (Barclays Capital U.S. Aggregate Index*)	(3.63)	0.30

Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(4.70)	(3.30)

High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)	(24.86)	(25.41)

*Formerly a Lehman Brothers Index. Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of October 31, 2008	BlackRock Investment Quality Municipal Trust

Investment Objective

BlackRock Investment Quality Municipal Trust (BKN) (the “Trust”) seeks is to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax consistent with the preservation of capital.

Performance

For the 12 months ended October 31, 2008, the Trust returned (33.11)% based on market price and (22.93)% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (19.05)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. Trust performance was positively impacted by its above-average distribution rate and its more neutral duration positioning at the beginning of the period. Trust performance was negatively affected by longer-dated holdings, which proved volatile as risk spreads increased and the municipal yield curve steepened. The Trust’s overweight exposure to lower-quality and national names also detracted from performance as liquidity concerns rattled the markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2008 ($10.25)[1]	7.38%
Tax Equivalent Yield[2]	11.35%
Current Monthly Distribution per Common Share[3]	$0.063
Current Annualized Distribution per Common Share[3]	$0.756
Leverage as of October 31, 2008[4]	43%

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOB”s)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low

Market Price	$10.25	$16.35	(37.31)%	$17.20	$7.39
Net Asset Value	$10.64	$14.73	(27.77)%	$14.76	$9.73

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	10/31/08	10/31/07

Hospitals	19%	16%
City, County & State	17	21
Housing	13	9
Transportation	12	9
Power	10	10
Education	9	8
Industrial & Pollution Control	7	11
Tax Revenue	5	5
Water & Sewer	4	3
Tobacco	2	2
Lease Revenue	2	6

Credit Quality Allocations[5]

Credit Rating	10/31/08	10/31/07

AAA/Aaa	20%	49%
AA/Aa	42	17
A/A	13	8
BBB/Baa	13	14
BB/Ba	3	3
B/B	2	2
Not Rated[6]	7	7

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (Moody’s) ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2008 and October 31, 2007, the market value of these securities was $13,439,579 representing 4% and $6,340,657 representing 2%, respectively, of the Trust’s long-term investments.

4	ANNUAL REPORT	OCTOBER 31, 2008

Trust Summary as of October 31, 2008	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust (BFK) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax.

Performance

For the 12 months ended October 31, 2008, the Trust returned (41.05)% based on market price and (25.69)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (19.05)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The Trust was successful in delivering a competitive yield, but relative performance suffered as credit spreads widened and prices on the Trust’s lower-rated holdings declined. Management prefers to maintain the Trust’s competitive yield, and does not anticipate any significant near-term changes in portfolio composition.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2008 ($8.75)[1]	9.41%
Tax Equivalent Yield[2]	14.48%
Current Monthly Distribution per Common Share[3]	$0.0686
Current Annualized Distribution per Common Share[3]	$0.8232
Leverage as of October 31, 2008[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution is not constant and is subject to change.
[4]	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low

Market Price	$8.75	$15.92	(45.04)%	$15.97	$6.40
Net Asset Value	$10.08	$14.55	(30.72)%	$14.58	$9.48

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	10/31/08	10/31/07

Hospitals	24%	24%
Education	12	8
Industrial & Pollution Control	11	17
Housing	11	8
Transportation	11	10
City, County & State	9	10
Power	9	8
Tobacco	5	5
Tax Revenue	3	5
Lease Revenue	3	3
Water & Sewer	2	2

Credit Quality Allocations[5]

Credit Rating	10/31/08	10/31/07

AAA/Aaa	26%	33%
AA/Aa	22	13
A/A	17	21
BBB/Ba	17	18
BB/Ba	3	4
B/B	4	6
CCC/Caa	1	—
Not Rated[6]	10	5

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2008 and October 31, 2007, the market value of these securities was $18,626,721 representing 2% and $12,328,689 representing 1%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	OCTOBER 31, 2008	5

Trust Summary as of October 31, 2008	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust (BTA) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax.

Performance

For the 12 months ended October 31, 2008, the Trust returned (26.49)% based on market price and (33.64)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (19.05)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust was successful in delivering a competitive yield, but relative performance suffered as credit spreads widened and prices on the Trust’s lower-rated holdings declined. Financial market dislocations, and the associated deteriorations in liquidity and funding conditions, have precipitated a widespread reduction in leverage. The Trust has taken steps to modestly reduce leverage to more sustainable levels.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2008 ($8.40)[1]	7.86%
Tax Equivalent Yield[2]	12.09%
Current Monthly Distribution per Common Share[3]	$0.055
Current Annualized Distribution per Common Share[3]	$0.660
Leverage as of October 31, 2008[4]	44%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution is not constant and is subject to change.
[4]	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low

Market Price	$8.40	$12.14	(30.81)%	$12.54	$6.16
Net Asset Value	$8.57	$13.72	(37.54)%	$13.75	$7.83

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	10/31/08	10/31/07

Education	20%	21%
Tobacco	18	9
Transportation	14	9
Hospital	13	19
Housing	11	11
Lease Revenue	7	4
Industrial & Pollution Control	6	8
Power	4	6
Water & Sewer	3	9
Tax Revenue	2	1
City, County & State	2	3

Credit Quality Allocations[5]

Credit Rating	10/31/08	10/31/07

AAA/Aaa	28%	36%
AA/Aa	37	32
A	4	3
BBB/Baa	18	17
BB/Ba	1	1
B/B	3	3
Not Rated[6]	9	8

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2008 and October 31, 2007, the market value of these securities was $1,594,125 representing 1% and $6,660,850 representing 2%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	OCTOBER 31, 2008

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, BlackRock Investment Quality Municipal Trust and BlackRock Municipal Income Trust issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds’ NAVs per share.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Funds may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds. The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, BlackRock Investment Quality Municipal Trust and BlackRock Municipal Income Trust are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of October 31, 2008, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

Investment Quality Municipal	43%
Municipal Income	43%
Long-Term Municipal	44%

Derivative Instruments

The Funds may invest in various derivative instruments, including swap agreements and futures, and other instruments specified in the Notes to Financials Statements, which constitute additional forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	7

Schedule of Investments October 31, 2008	BlackRock Investment Quality Municipal Income Trust (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona—5.6%
Glendale, Arizona, Municipal Property Corporation, Excise Tax Revenue Refunding Bonds, Series A, 4.50%, 7/01/32 (a)	$1,150	$945,955
Goodyear, Arizona, GO, 4.25%, 7/01/36 (a)	2,125	1,616,488
McAllister Academic Village, LLC, Arizona, Revenue Refunding Bonds (Arizona State University - Hassayampa Academic Village Project), 5%, 7/01/38	3,000	2,492,910
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	1,035	645,591
5%, 12/01/37	4,585	2,760,216
San Luis, Arizona, Facilities Development Corporation, Senior Lien Revenue Bonds (Regional Detention Center Project):
6.25%, 5/01/15	490	430,901
7%, 5/01/20	490	421,302
7.25%, 5/01/27	980	824,523

		10,137,886

California—22.3%
California County Tobacco Securitization Agency, Tobacco Revenue Bonds (Stanislaus County Tobacco Funding Corporation), Sub-Series C, 6.30%, 6/01/55 (b)	7,090	61,612
California State Department of Veteran Affairs, Home Purchase Revenue Bonds, AMT, Series B, 5.25%, 12/01/37	5,000	3,986,000
California State, GO, 5%, 3/01/33 (c)	5,000	4,487,500
California State, GO, Refunding
5.625%, 5/01/18	290	297,465
5%, 2/01/32	5,800	5,224,872
5%, 6/01/32	4,545	4,091,409
Foothill/Eastern Corridor Agency, California, Toll Road Revenue Refunding Bonds:
5.562%, 7/15/28 (d)	7,000	6,109,320
5.75%, 1/15/40	3,495	2,719,984
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Refunding Bonds, Senior Series A-1, 5.125%, 6/01/47	805	472,640
Los Altos, California, School District, GO (Election of 1998), Series B, 5.93%, 8/01/13 (b)(e)(f)	10,945	4,900,186
Sacramento County, California, Airport System Revenue Bonds, AMT (a):
Senior Series A, 5%, 7/01/41	2,000	1,753,420
Senior Series B, 5.25%, 7/01/39	3,495	2,647,637
University of California Revenue Bonds, Series B, 4.75%, 5/15/38	4,185	3,490,206

		40,242,251

Colorado—1.4%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Poudre Valley Health Care), Series B, 5.25%, 3/01/36 (a)	1,750	1,598,608
Colorado Springs, Colorado, Utilities System Improvement Revenue Bonds, Subordinate Lien, Series C, 5%, 11/15/45 (a)	1,030	899,396

		2,498,004

Municipal Bonds	Par (000)	Value

Connecticut—2.6%
Connecticut State Health and Educational Facilities Authority Revenue Bonds (Quinnipiac University), Series J, 5%, 7/01/37 (e)	$3,000	$2,548,260
Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Refunding Bonds, Sub-Series A, 5.50%, 9/01/28 (l)	3,000	2,128,410

		4,676,670

District of Columbia—2.2%
District of Columbia Tobacco Settlement Financing Corporation, Asset-Backed Revenue Refunding Bonds, 6.50%, 5/15/33	4,960	3,922,914

Florida—17.7%
FishHawk Community Development District II, Florida, Special Assessment and Tax Allocation Bonds, Series A, 6.125%, 5/01/34	2,020	1,610,627
Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, AMT, Series 6, 4.70%, 7/01/37	985	665,978
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding Bonds, Series A, 5%, 6/01/38	2,415	1,640,099
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series A, 7.125%, 4/01/30	3,700	2,437,967
Miami Beach, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Mount Sinai Medical Center of Florida), 6.75%, 11/15/21	3,770	3,154,246
Miami-Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series A (b)(e):
5.19%, 10/01/31	3,380	753,132
5.20%, 10/01/32	4,225	878,039
5.21%, 10/01/33	4,000	778,800
5.21%, 10/01/34	4,580	808,278
5.22%, 10/01/35	5,000	817,600
5.23%, 10/01/36	10,000	1,520,600
5.24%, 10/01/37	10,000	1,413,800
Orange County, Florida, Tourist Development, Tax Revenue Refunding Bonds, 4.75%, 10/01/32 (g)	7,895	6,451,478
Sumter Landing Community Development District, Florida, Recreational Revenue Bonds, Sub-Series B, 5.70%, 10/01/38	3,685	2,556,727
Village Community Development District Number 6, Florida, Special Assessment Bonds, 5.625%, 5/01/22	7,740	6,492,157

		31,979,528

Georgia—3.9%
Atlanta, Georgia, Airport Passenger Facility Charge and Subordinate Lien General Revenue Bonds, Series J, 5%, 1/01/34 (a)	1,760	1,557,723
Atlanta, Georgia, Water and Wastewater Revenue Bonds, 5%, 11/01/34 (a)	4,000	3,548,600
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (h)(i)	1,000	155,000
Milledgeville-Baldwin County, Georgia, Development Authority Revenue Bonds (Georgia College and State University Foundation), 6%, 9/01/14 (f)	1,500	1,705,335

		6,966,658

Portfolio Abbreviations

To simplify the listings of the portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
EDA	Economic Development Authority
EDR	Economic Development Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
S/F	Single-Family
SIFMA	Securities Industry and Financial Markets Association

See Notes to Financial Statements.

8	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Hawaii—1.3%
Hawaii State Department of Budget and Finance, Special Purpose Revenue Refunding Bonds (Hawaiian Electric Company, Inc.), AMT, Series D, 6.15%, 1/01/20 (j)(k)	$2,500	$2,389,025

Idaho—1.9%
Idaho Health Facilities Authority, Revenue Refunding Bonds (Trinity Health Group), Series B, 6.25%, 12/01/33	2,500	2,420,000
Idaho Housing and Financing Association, S/F Mortgage Revenue Bonds, Series D, Class I, 5.50%, 7/01/40	1,250	1,100,287

		3,520,287

Illinois—13.9%
Bolingbrook, Illinois, GO, Refunding, Series A, 4.75%, 1/01/38 (e)	6,500	5,310,305
Centerpoint Intermodal Center Program Trust, Illinois, Tax Allocation Bonds, Class A, 8%, 6/15/23 (l)(m)	1,920	1,569,523
Chicago, Illinois, O’Hare International Airport Revenue Refunding Bonds, Third Lien, AMT, Series C-2, 5.25%, 1/01/30 (a)	3,540	2,844,355
Chicago, Illinois, Public Building Commission, Building Revenue Bonds, Series A, 7%, 1/01/20 (e)(n)	5,000	5,873,900
Illinois Municipal Electric Agency, Power Supply Revenue Bonds, 4.50%, 2/01/35 (o)	2,145	1,652,251
Illinois State Finance Authority Revenue Bonds (Friendship Village of Schaumburg), Series A, 5.625%, 2/15/37	690	437,833
(Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	1,155	892,318
Northwestern Memorial Hospital), Series A, 5.50%, 8/15/14 (f)	5,800	6,331,280
Illinois State Finance Authority, Student Housing Revenue Bonds (MJH Education Assistance IV LLC), Sub-Series B, 5.375%, 6/01/35 (h)(i)	700	138,824

		25,050,589

Kentucky—4.2%
Kentucky Economic Development Finance Authority, Health System Revenue Refunding Bonds (Norton Healthcare, Inc.), Series B, 6.19%, 10/01/23 (b)(e)	13,500	4,993,380
Kentucky Economic Development Financing Authority, Louisville Arena Project Revenue Bonds (Louisville Arena Authority, Inc.), Sub-Series A-1, 6%, 12/01/38 (p)	700	661,003
Louisville and Jefferson County, Kentucky, Metropolitan Government Health Facilities, Revenue Refunding Bonds (Jewish Hospital and Saint Mary’s HealthCare), 6.125%, 2/01/37	2,250	1,848,307

		7,502,690

Maryland—1.9%
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series A, 4.80%, 9/01/42	3,000	2,044,530
Maryland State Health and Higher Educational Facilities Authority, Revenue Refunding Bonds (MedStar Health, Inc.), 5.50%, 8/15/33	1,740	1,384,970

		3,429,500

Michigan—0.7%
Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Henry Ford Health System), Series A, 5.25%, 11/15/46	1,670	1,242,780

Missouri—5.9%
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds (Plum Point Project), 4.60%, 1/01/36 (e)	2,820	2,071,713
Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds (Saint Luke’s Health System), Series A, 5.50%, 11/15/35 (a)	4,500	4,293,135

Municipal Bonds	Par (000)	Value

Missouri (concluded)
Missouri State Housing Development Commission, S/F Mortgage Revenue Refunding Bonds (Homeownership Loan Program), AMT, Series B-1, 5.05%, 3/01/38 (q)(r)(s)	$5,035	$4,298,883

		10,663,731

Multi-State—6.4%
Charter Mac Equity Issuer Trust, 7.60%, 11/30/50 (l)(t)	7,000	7,469,210
MuniMae TE Bond Subsidiary LLC, 7.75%, 6/30/50 (l)(t)	4,000	4,063,000

		11,532,210

Nebraska—3.7%
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series A:
5%, 2/01/34	5,000	4,503,250
4.75%, 2/01/44	2,765	2,232,461

		6,735,711

Nevada—1.0%
Clark County, Nevada, EDR, Refunding (Alexander Dawson School of Nevada Project), 5%, 5/15/29	2,065	1,753,805

New Jersey—4.3%
Middlesex County, New Jersey, Improvement Authority, Subordinate Revenue Bonds (Heldrich Center Hotel/ Conference Project), Series B, 6.25%, 1/01/37	1,510	1,016,924
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.75%, 6/15/29	7,000	5,432,700
New Jersey State Housing and Mortgage Finance Agency Revenue Bonds, Series AA, 6.50%, 10/01/38	1,250	1,261,725

		7,711,349

New York—8.5%
Albany, New York, IDA, Civic Facility Revenue Bonds (New Covenant Charter School Project), Series A, 7%, 5/01/35	725	485,257
Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series A, 5%, 2/15/47 (o)	1,400	1,064,406
Metropolitan Transportation Authority, New York, Revenue Refunding Bonds, Series A, 5%, 11/15/25 (o)	750	681,052
Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series F, 5%, 11/15/35	691	604,093
New York City, New York, City IDA, Special Facility Revenue Bonds (American Airlines, Inc. - JFK International Airport), AMT, 7.625%, 8/01/25 (m)	2,600	1,828,554
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds:
Series A, 5.75%, 6/15/40	700	697,718
Series D, 5%, 6/15/38	1,000	901,680
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-1, 5%, 7/15/24 (p)	2,000	1,915,840
New York Liberty Development Corporation Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	4,100	3,320,959
New York State Dormitory Authority, Revenue Refunding Bonds (University of Rochester), Series A (d)(e)(f):
5.693%, 7/01/10	1,865	1,794,801
6.013%, 7/01/10	2,030	1,953,591

		15,247,951

North Carolina—0.8%
Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing Authority, Revenue Bonds (National Gypsum Company Project), AMT, 5.75%, 8/01/35	2,425	1,422,068

Ohio—8.3%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	1,870	1,282,147
Cuyahoga County, Ohio, Revenue Refunding Bonds, Series A:
6%, 1/01/20	3,485	3,512,810
6%, 1/01/21	5,000	5,017,650

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	9

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Ohio (concluded)
Ohio State Air Quality Development Authority, Revenue Refunding Bonds (Dayton Power and Light Company Project), Series B, 4.80%, 1/01/34 (p)	$6,000	$5,059,620

		14,872,227

Oklahoma—2.3%
Oklahoma State Development Finance Authority, Revenue Refunding Bonds (Saint John Health System), 5%, 2/15/42	2,110	1,692,769
Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds, Series A, 7.75%, 6/01/35	2,900	2,460,969

		4,153,738

Pennsylvania—6.4%
Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds (Port District Project), Series B, 5.70%, 1/01/22 (a)	2,000	2,016,420
McKeesport, Pennsylvania, Area School District, GO, Refunding (b)(p)
5.53%, 10/01/31	2,435	530,660
5.53%, 10/01/31 (n)	870	229,515
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (Amtrak Project), AMT, Series A:
6.25%, 11/01/31	2,000	1,608,000
6.75%, 12/01/36 (m)	6,380	4,229,366
6.375%, 11/01/41	3,100	2,463,043
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 97A, 4.60%, 10/01/27	580	428,852

		11,505,856

Rhode Island—0.1%
Rhode Island State Health and Educational Building Corporation, Hospital Revenue Refunding Bonds (Lifespan Obligation Group), 5.50%, 5/15/16 (e)	200	198,294

South Carolina—5.6%
South Carolina Housing Finance and Development Authority, Mortgage Revenue Refunding Bonds, AMT, Series A-2, 5.15%, 7/01/37 (j)	4,975	3,749,260
South Carolina Jobs EDA, Hospital Facilities Revenue Refunding Bonds (Palmetto Health Alliance):
Series A, 6.25%, 8/01/31	2,185	1,884,497
Series C, 6.875%, 8/01/13 (f)	4,000	4,521,626

		10,155,383

Tennessee—2.5%
Memphis-Shelby County, Tennessee, Airport Authority, Airport Revenue Bonds, AMT, Series D, 6%, 3/01/24 (j)	4,865	4,424,182

Texas—11.9%
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT, Series C, 6.25%, 11/01/28 (e)	550	505,681
Grapevine, Texas, GO, 5.875%, 8/15/10 (f)(p)	6,000	6,367,140
Harris County-Houston Sports Authority, Texas, Revenue Refunding Bonds, Senior Lien, Series A, 6.146%, 11/15/38 (b)(e)	5,000	526,300
Lower Colorado River Authority, Texas, Revenue Refunding Bonds:
5%, 5/15/13 (e)(f)	20	21,470
4.75%, 5/15/36 (j)	3,595	3,026,918
Series A, 5%, 5/15/13 (e)(f)	5	5,368
Montgomery County, Texas, Municipal Utility District Number 46, Waterworks and Sewer System, GO, 4.75%, 3/01/30 (e)	675	598,651
Pearland, Texas, GO, Refunding, 4.75%, 3/01/29 (e)(p)	2,010	1,742,469
San Antonio Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, 5.50%, 8/01/24	2,550	1,884,909
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds (j):
6.06%, 8/15/31 (b)	15,000	3,025,500
First Tier, Series A, 5%, 8/15/42	3,325	2,662,028

Municipal Bonds	Par (000)	Value

Texas (concluded)
Texas State, Water Financial Assistance, GO, Refunding, 5.75%, 8/01/22	$1,000	$1,026,670

		21,393,104

Virginia—0.8%
Tobacco Settlement Financing Corporation of Virginia, Revenue Refunding Bonds, Senior Series B-1, 5%, 6/01/47	2,900	1,539,175

Washington—0.5%
King County, Washington, Sewer Revenue Refunding Bonds, 5%, 1/01/36 (a)	1,000	899,980

Wisconsin—1.6%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Aurora Health Care, Inc.), 6.40%, 4/15/33	3,220	2,843,196

Wyoming—0.8%
Wyoming Community Development Authority, Housing Revenue Bonds, AMT, Series 3, 4.75%, 12/01/37	2,145	1,460,123

Puerto Rico—5.9%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/38	2,500	2,275,500
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds, Series N, 5.25%, 7/01/34 (n)	3,115	2,773,502
Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series UU, 5%, 7/01/23 (a)	2,900	2,710,746
Puerto Rico Housing Financing Authority, Capital Funding Program, Subordinate Revenue Refunding Bonds,
5.125%, 12/01/27	3,000	2,804,400

		10,564,148

Total Municipal Bonds—156.9%		282,635,013

Municipal Bonds Transferred to Tender Option Bond Trusts (u)

Colorado—2.6%
Colorado Health Facilities Authority Revenue Bonds (Catholic Health), Series C-7, 5%, 9/01/36 (a)	5,250	4,646,565

Illinois—1.7%
Chicago, Illinois, Housing Authority, Capital Program Revenue Refunding Bonds, 5%, 7/01/24 (a)	3,194	3,040,078

Ohio—2.1%
Montgomery County, Ohio, Revenue Bonds (Catholic Health Initiatives), Series C-1, 5%, 10/01/41 (a)	1,740	1,511,381
Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds (University Hospitals Health System),
Series A, 5.25%, 1/01/2033	2,600	2,206,334

		3,717,715

Massachusetts—1.5%
Massachusetts State Water Resource Authority, General Revenue Refunding Bonds, Series A, 5%, 8/01/41	3,070	2,748,387

New York—2.2%
New York State Dormitory Authority, Non-State Supported Debt Revenue Bonds (New York University), Series A, 5%, 7/01/2038	3,359	3,010,812
Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, 152nd Series, 5.75%, 11/01/30	1,005	958,036

		3,968,848

Total Municipal Bonds Transferred to Tender Option Bond Trusts—10.1%		18,121,593

Total Long-Term Investments (Cost—$353,007,025)—167.0%		300,756,606

See Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust (BKN) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Merrill Lynch Institutional Tax-Exempt Fund, 1.63% (v)(w)	15,400,000	$15,400,000

Total Short-Term Securities (Cost—$15,400,000)—8.5%		15,400,000

Total Investments (Cost—$368,407,025*)—175.5%		316,156,606
Other Assets Less Liabilities—1.0%		1,901,005
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(6.0)%		(10,865,775)
Preferred Shares, at Redemption Value—(70.5)%		(127,003,399)

Net Assets Applicable to Common Shares—100.0%		$180,188,437

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$356,474,020

Gross unrealized appreciation	$3,907,718
Gross unrealized depreciation	(55,032,931)

Net unrealized depreciation	$(51,125,213)

(a)	FSA Insured.
(b)	Represents a zero-coupon. Rate shown reflects the effective yield at the time of purchase.
(c)	CIFG Insured.
(d)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(e)	MBIA Insured.
(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	XL Capital Insured.
(h)	Non-income producing security.
(i)	Issuer filed for bankruptcy and/or is in default of interest payments.
(j)	AMBAC Insured.
(k)	All or a portion of security has been pledged as collateral for open swaps.
(l)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(m)	Variable rate security. Rate shown is as of report date.
(n)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(o)	FGIC Insured.
(p)	Assured Guaranty Insured.
(q)	FHLMC Collateralized.
(r)	FNMA Collateralized.
(s)	GNMA Collateralized.
(t)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(u)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(v)	Represents the current yield as of report date.
(w)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	9,900,000	$351,233

•	Forward interest rate swaps outstanding as of October 31, 2008 were as follows:

	Notional Amount (000)	Unrealized Appreciation

Pay a fixed rate of 3.709% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate Broker, JPMorgan Chase Bank N.A. Expires January 2024	$20,000	$70,840

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	11

Schedule of Investments October 31, 2008	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama—3.6%
Huntsville, Alabama, Health Care Authority Revenue Bonds, Series B, 5.75%, 6/01/12 (a)	$15,000	$16,211,850

Arizona—6.8%
Phoenix and Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 2007-1, 5.25%, 8/01/38 (b)(c)(d)	5,098	4,409,984
Pima County, Arizona, IDA, Education Revenue Bonds (American Charter Schools Foundation), Series A, 5.625%, 7/01/38	4,590	3,227,504
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	10,280	6,412,253
5%, 12/01/37	14,395	8,665,934
Scottsdale, Arizona, IDA, Hospital Revenue Bonds (Scottsdale Healthcare), 5.80%, 12/01/11 (a)	7,000	7,588,630

		30,304,305

California—19.2%
California County Tobacco Securitization Agency, Tobacco Revenue Bonds (Stanislaus County Tobacco Funding Corporation), Sub-Series C, 6.30%, 6/01/55 (e)	17,855	155,160
California State, GO, Refunding:
5%, 6/01/32	11,670	10,505,334
5%, 6/01/34	7,000	6,256,040
California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 5.50%, 10/01/33	5,000	4,219,200
Foothill/Eastern Corridor Agency, California, Toll Road Revenue Refunding Bonds (e):
6.09%, 1/15/32	54,635	8,240,597
6.019%, 1/15/34	20,535	2,631,355
6.093%, 1/15/38	75,000	6,763,500
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series A-1, 6.625%, 6/01/13 (a)	10,000	11,231,300
Lincoln, California, Special Tax Bonds (Community Facilities District Number 2003-1), 6%, 9/01/13 (a)	3,115	3,532,971
Los Angeles, California, Regional Airports Improvement Corporation, Facilities Lease Revenue Refunding Bonds (LAXFUEL Corporation—Los Angeles International Airport), AMT, 5.50%, 1/01/32 (f)	13,320	10,965,290
Murrieta, California, Community Facilities District Number 2, Special Tax Bonds (The Oaks Improvement Area Project), Series A, 6%, 9/01/34	5,000	3,927,600
Sacramento County, California, Airport System Revenue Bonds, AMT, Senior Series B, 5.25%, 7/01/39 (g)	6,220	4,711,961
University of California Revenue Bonds, Series B, 4.75%, 5/15/38	10,565	8,810,999
West Valley Mission Community College District, California, GO (Election of 2004), Series A, 4.75%, 8/01/30 (g)	4,015	3,551,709

		85,503,016

Colorado—3.7%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Poudre Valley Health Care)(g):
5.20%, 3/01/31	1,440	1,344,398
Series B, 5.25%, 3/01/36	2,875	2,626,284
Series C, 5.25%, 3/01/40	5,000	4,472,600
Colorado Springs, Colorado, Utilities System Improvement Revenue Bonds, Subordinate Lien, Series C, 5%, 11/15/45 (g)	2,545	2,222,294
Denver, Colorado, Health and Hospital Authority, Healthcare Revenue Bonds, Series A, 6%, 12/01/11 (a)	3,500	3,816,330

Municipal Bonds	Par (000)	Value

Colorado (concluded)
Park Creek Metropolitan District, Colorado, Senior Limited Tax Supported Revenue Refunding Bonds, 5.50%, 12/01/37	$2,530	$1,880,347

		16,362,253

District of Columbia—8.0%
District of Columbia Revenue Bonds (Georgetown University), Series A (a)(e)(h):
6.013%, 4/01/11	15,600	3,295,500
6.015%, 4/01/11	51,185	10,185,303
District of Columbia, Revenue Refunding Bonds (Friendship Public Charter School, Inc.), 5.25%, 6/01/33 (i)	2,390	1,599,436
District of Columbia Tobacco Settlement Financing Corporation, Asset-Backed Revenue Refunding Bonds, 6.75%, 5/15/40	25,535	20,541,375

		35,621,614

Florida—9.5%
Heritage Isle at Viera Community Development District, Florida, Special Assessment Bonds, Series A, 6%, 5/01/35	1,905	1,488,319
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System), Series A, 6%, 11/15/11 (a)	9,670	10,585,942
Martin County, Florida, IDA, IDR, Refunding (Indiantown Cogeneration Project), AMT, Series A, 7.875%, 12/15/25	9,000	8,082,450
Miami Beach, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Mount Sinai Medical Center of Florida), 6.75%, 11/15/21	9,540	7,981,832
Orange County, Florida, Tourist Development, Tax Revenue Refunding Bonds, 4.75%, 10/01/32 (j)	5,440	4,445,350
Stevens Plantation Community Development District, Florida, Special Assessment Revenue Bonds, Series A, 7.10%, 5/01/35	3,830	2,990,158
Village Community Development District Number 6, Florida, Special Assessment Bonds, 5.625%, 5/01/22	7,740	6,492,157

		42,066,208

Georgia—0.8%
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (k)(l)	3,500	542,500
Richmond County, Georgia, Development Authority, Environmental Improvement Revenue Refunding Bonds (International Paper Co. Projects), AMT, Series A, 6%, 2/01/25	4,000	2,930,600

		3,473,100

Idaho—4.0%
University of Idaho, Student Fee Revenue Bonds (University Housing Improvement Projects), 5.40%, 4/01/11 (a)(m)	16,970	18,030,455

Illinois—11.0%
Bolingbrook, Illinois, GO, Refunding, Series B (e)(h)(m):
6%, 1/01/33	7,120	1,513,926
6%, 1/01/34	14,085	2,768,266
Centerpoint Intermodal Center Program Trust, Illinois, Tax Allocation Bonds, Class A, 8%, 6/15/23 (n)(o)	4,630	3,784,840
Chicago, Illinois, O’Hare International Airport Revenue Refunding Bonds, Third Lien, AMT, Series C-2, 5.25%, 1/01/30 (g)	7,650	6,146,699
Illinois Educational Facilities Authority, Revenue Refunding Bonds (University of Chicago), Series A, 5.25%, 7/01/41	760	727,274
Illinois Educational Facilities Authority, Student Housing Revenue Bonds (Education Advancement Fund—University Center Project at DePaul), 6.25%, 5/01/12 (a)	10,000	11,098,800
Illinois Health Facilities Authority, Revenue Refunding Bonds (Elmhurst Memorial Healthcare):
5.50%, 1/01/22	5,000	4,341,650
5.625%, 1/01/28	6,000	4,976,340
Illinois Municipal Electric Agency, Power Supply Revenue Bonds, 4.50%, 2/01/35 (m)	7,975	6,142,983

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois State Finance Authority Revenue Bonds:
(Friendship Village of Schaumburg), Series A, 5.625%, 2/15/37	$1,685	$1,069,200
(Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	2,885	2,228,864
(Northwestern Memorial Hospital), Series A, 5.50%, 8/15/14 (a)	3,700	4,038,920
Illinois State Finance Authority, Student Housing Revenue Bonds (MJH Education Assistance IV LLC), Sub-Series B, 5.375%, 6/01/35 (k)(l)	1,675	332,186

		49,169,948

Indiana—6.5%
Indiana Health Facilities Financing Authority, Hospital Revenue Refunding Bonds (Methodist Hospital, Inc.), 5.50%, 9/15/31	9,000	6,507,180
Petersburg, Indiana, PCR, Refunding (Indianapolis Power & Light Co. Project), AMT:
5.90%, 12/01/24	10,000	7,919,300
5.95%, 12/01/29	16,000	12,862,080
Vincennes, Indiana, EDR, Refunding, 6.25%, 1/01/24	2,305	1,763,579

		29,052,139

Kentucky—0.2%
Kentucky Housing Corporation, Housing Revenue Bonds, AMT, Series F, 5.45%, 1/01/32 (d)(p)	900	736,677

Louisiana—2.4%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Capital Projects and Equipment Acquisition Program), 6.55%, 9/01/25 (i)	9,215	7,500,918
Saint Tammany Parish, Louisiana, Financing Authority, S/F Mortgage Revenue Bonds (Home Ownership Program), Series A, 5.25%, 12/01/39 (b)(c)(d)	3,166	3,037,125

		10,538,043

Maryland—0.4%
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series A, 4.65%, 9/01/32	2,665	1,865,607

Michigan—0.7%
Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Henry Ford Health System), Series A, 5.25%, 11/15/46	4,230	3,147,881

Mississippi—3.6%
Gulfport, Mississippi, Hospital Facility Revenue Bonds (Memorial Hospital at Gulfport Project), Series A, 5.75%, 7/01/31	18,680	15,931,051

Missouri—0.1%
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds (Plum Point Project), 4.60%, 1/01/36 (h)	695	510,582

Multi-State—9.9%
Charter Mac Equity Issuer Trust (n)(q):
6.30%, 6/30/49	11,000	11,217,360
6.625%, 6/30/49	1,000	1,021,350
6.80%, 11/30/50	6,500	6,849,830
6.80%, 10/31/52	16,000	17,008,000
MuniMae TE Bond Subsidiary LLC, 6.875%, 6/30/49 (n)(q)	8,000	8,047,280

		44,143,820

Nebraska—1.3%
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series A, 4.75%, 2/01/44	6,990	5,643,726

Nevada—1.0%
Clark County, Nevada, EDR, Refunding (Alexander Dawson School of Nevada Project), 5%, 5/15/29	5,260	4,467,318

Municipal Bonds	Par (000)	Value

New Hampshire—1.4%
New Hampshire Health and Education Facilities Authority Revenue Bonds (Exeter Hospital Obligated Group), 5.75%, 10/01/31	$3,500	$3,061,450
New Hampshire State Business Finance Authority, PCR, Refunding (Public Service Company Project), AMT, Series B, 4.75%, 5/01/21 (h)	4,000	3,295,360

		6,356,810

New Jersey—8.3%
Middlesex County, New Jersey, Improvement Authority, Subordinate Revenue Bonds (Heldrich Center Hotel/ Conference Project), Series B, 6.25%, 1/01/37	3,680	2,478,333
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.75%, 6/15/29	18,500	14,357,850
New Jersey EDA, EDR, Refunding (Kapkowski Road Landfill Reclamation Improvement District Project), 6.50%, 4/01/28	8,000	6,562,480
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 7%, 11/15/30	15,410	9,934,673
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, Series 1A, 4.50%, 6/01/23	4,620	3,720,024

		37,053,360

New York—4.6%
Albany, New York, IDA, Civic Facility Revenue Bonds (New Covenant Charter School Project), Series A, 7%, 5/01/35	1,820	1,218,162
New York City, New York, City IDA, Special Facility Revenue Bonds, AMT:
(American Airlines, Inc.—JFK International Airport), 8%, 8/01/28 (o)	5,000	3,584,750
(Continental Airlines Inc. Project), 7.75%, 8/01/31	22,140	15,221,914
New York Liberty Development Corporation Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	675	546,743

		20,571,569

North Carolina—3.5%
Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing Authority, Revenue Bonds (National Gypsum Company Project), AMT, 5.75%, 8/01/35	12,130	7,113,275
North Carolina Capital Facilities Finance Agency, Revenue Refunding Bonds (Duke University Project), Series B, 4.25%, 7/01/42	11,800	8,601,846

		15,715,121

Ohio—6.0%
American Municipal Power, Inc., Ohio, Revenue Refunding Bonds (Prairie State Energy Campus Project), Series A, 5%, 2/15/38	6,830	5,951,662
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	3,120	2,139,197
Ohio State Air Quality Development Authority, Revenue Refunding Bonds (Dayton Power and Light Company Project), Series B, 4.80%, 1/01/34 (m)	18,820	15,870,341
Pinnacle Community Infrastructure Financing Authority, Ohio, Revenue Bonds, Series A, 6.25%, 12/01/36	3,760	2,841,357

		26,802,557

Oklahoma—1.4%
Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds, Series A, 7.75%, 6/01/35 (o)	7,175	6,088,777

Pennsylvania—3.9%
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, AMT, Series A:
(Amtrak Project), 6.375%, 11/01/41	6,500	5,164,445
(Reliant Energy), 6.75%, 12/01/36 (o)	15,580	10,328,138

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	13

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 97A, 4.60%, 10/01/27	$2,500	$1,848,500

		17,341,083

South Carolina—8.0%
Lexington County, South Carolina, Health Services District Inc., Hospital Revenue Refunding and Improvement Bonds (a):
5.50%, 11/01/13	5,000	5,426,400
5.75%, 11/01/13	10,000	10,966,200
Scago Education Facilities Corporation for Chesterfield County School District, South Carolina, Revenue Refunding Bonds, 5%, 12/01/29 (r)	5,345	4,780,514
South Carolina Jobs EDA, Hospital Facilities Revenue Refunding Bonds (Palmetto Health Alliance):
Series A, 6.25%, 8/01/31	5,075	4,377,035
Series C, 6.875%, 8/01/13 (a)	9,000	10,173,657

		35,723,806

Tennessee—2.4%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.70%, 1/01/20 (e)(g)	20,825	10,832,124

Texas—16.2%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company LLC Project), AMT, Series A, 8.25%, 10/01/30	4,370	3,470,610
Harris County-Houston Sports Authority, Texas, Revenue Refunding Bonds (e)(h):
Junior Lien, Series H, 6.065%, 11/15/35	5,000	682,900
Senior Lien, Series A, 5.832%, 11/15/38	12,580	1,324,171
Third Lien, Series A-3, 5.97%, 11/15/37	26,120	3,044,808
Lower Colorado River Authority, Texas, Revenue Refunding Bonds (h):
5%, 5/15/13 (a)	50	53,675
5%, 5/15/31	2,345	2,152,006
Series A, 5%, 5/15/13 (a)	5	5,368
Lower Colorado River Authority, Texas, Transmission Contract Revenue Refunding Bonds (LCRA Transmission Services Corp. Project), 4.75%, 5/15/34 (f)	13,305	11,329,740
Montgomery County, Texas, Municipal Utility District Number 46, Waterworks and Sewer System, GO, 4.75%, 3/01/30 (h)	1,700	1,507,713
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	12,180	11,218,145
San Antonio Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, 5.50%, 8/01/25	6,540	4,807,489
Texas State Affordable Housing Corporation, M/F Housing Revenue Bonds (Amern Opportunity Housing Portfolio), Series B, 8%, 3/01/32 (k)(l)	4,435	434,541
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds (f):
6.07%, 8/15/32(e)	35,000	6,550,600
6.08%, 8/15/33(e)	62,325	10,871,350
6.08%, 8/15/34(e)	65,040	10,546,886
First Tier, Series A, 5%, 8/15/42	5,000	4,003,050

		72,003,052

Virginia—0.4%
Virginia Commonwealth Transportation Board, Transportation Contract Revenue Refunding Bonds (U.S. Route 28 Project), 5.287%, 4/01/32 (e)(h)	8,105	1,866,582

Washington—1.6%
King County, Washington, Sewer Revenue Refunding Bonds, 5%, 1/01/36 (g)	3,615	3,253,428
Washington State Health Care Facilities Authority, Revenue Refunding Bonds (Providence Health System), Series A, 4.625%, 10/01/34 (h)(m)	5,095	3,886,364

		7,139,792

Municipal Bonds	Par (000)	Value

West Virginia—0.1%
West Virginia EDA, Lease Revenue Bonds (Correctional, Juvenile and Public Safety Facilities), Series A, 5%, 6/01/29 (h)	$320	$297,069

Wisconsin—3.7%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds:
(Aurora Health Care, Inc.), 6.40%, 4/15/33	7,500	6,622,350
(Froedtert and Community Health), 5.375%, 10/01/30	1,205	1,056,604
(Wheaton Franciscan Services, Inc.), 5.75%, 2/15/12 (a)	8,000	8,736,480

		16,415,434

Wyoming—0.5%
Wyoming Community Development Authority, Housing Revenue Bonds, AMT, Series 3, 4.65%, 12/01/27	2,765	2,062,718

Puerto Rico—1.0%
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds, Series N, 5.25%, 7/01/36 (r)	5,000	4,410,800

Total Municipal Bonds—155.7%		693,460,247

Municipal Bonds Transferred to Tender Option Bond Trusts (s)

Alabama—0.8%
Birmingham, Alabama, Special Care Facilities Financing Authority, Revenue Refunding Bonds (Ascension Health Credit), Series C-2, 5%, 11/15/36	4,548	3,733,028

California—0.9%
University of California Revenue Bonds, Series C, 4.75%, 5/15/37 (h)	5,000	4,210,700

Colorado—2.5%
Colorado Health Facilities Authority Revenue Bonds (Catholic Health) (g):
Series C-3, 5.10%, 10/01/41	7,600	6,711,104
Series C-7, 5%, 9/01/36	4,860	4,301,392

		11,012,496

Connecticut—3.9%
Connecticut State Health and Educational Facilities Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	9,400	8,765,500
Series X-3, 4.85%, 7/01/37	9,360	8,559,533

		17,325,033

Illinois—1.8%
Chicago, Illinois, Housing Authority, Capital Program Revenue Refunding Bonds, 5%, 7/01/24 (g)	8,232	7,835,693

Massachusetts—1.4%
Massachusetts State Water Resource Authority, General Revenue Refunding Bonds, Series A, 5%, 8/01/41	6,770	6,060,775

New York—1.1%
New York State Environmental Facilities Corporation, State Clean Water and Drinking Revenue Bonds (New York City Water Project), Series B, 5%, 6/15/31	5,370	5,031,153

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (s)	Par (000)	Value

Virginia—3.7%
University of Virginia, Revenue Refunding Bonds, 5%, 6/01/40	$10,750	$10,147,785
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (h)	6,810	6,178,849

		16,326,634

Washington—1.1%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (g)	5,459	5,002,391

Total Municipal Bonds Transferred to Tender Option Bond Trusts—17.2%		76,537,903

Total Long-Term Investments (Cost—$915,684,683)—172.9%		769,998,150

Short-Term Securities	Shares

Merrill Lynch Institutional Tax-Exempt Fund, 1.63% (t)(u)	1,826,954	1,826,954

Total Short-Term Securities (Cost—$1,826,954)—0.4%		1,826,954

Total Investments (Cost—$917,511,637*)—173.3%		771,825,104
Other Assets Less Liabilities—3.1%		13,605,565
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(10.5)%		(46,888,087)
Preferred Shares, at Redemption Value—(65.9)%		(293,254,067)

Net Assets Applicable to Common Shares—100.0%		$445,288,515

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$868,108,315

	Gross unrealized appreciation	$16,170,054
	Gross unrealized depreciation	(158,842,124)

	Net unrealized depreciation	$(142,672,070)

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	FHLMC Collateralized.
(c)	GNMA Collateralized.
(d)	FNMA Collateralized.
(e)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(f)	AMBAC Insured.
(g)	FSA Insured.
(h)	MBIA Insured.
(i)	ACA Insured.
(j)	XL Capital Insured.
(k)	Non-income producing security.
(l)	Issuer filed for bankruptcy and/or is in default of interest payments.
(m)	FGIC Insured.
(n)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(o)	Variable rate security. Rate shown is as of report date.
(p)	FHA Insured.
(q)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(r)	Assured Guaranty Insured.
(s)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(t)	Represents the current yield as of report date.
(u)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Affiliate	Net Activity	Income

	Merrill Lynch Institutional Tax-Exempt Fund	(773,046)	$393,264

•	Forward interest rate swaps outstanding as of October 31, 2008 were as follows:

		Notional Amount (000)	Unrealized Appreciation

	Pay a fixed rate of 3.251% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate Broker, JPMorgan Chase Bank N.A. Expires December 2018	$48,310	$1,133,787
	Pay a fixed rate of 3.709% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate Broker, JPMorgan Chase Bank N.A. Expires January 2024	$50,000	177,100
	Pay a fixed rate of 3.66% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate Broker, Citibank, N.A. Expires December 2028	$17,160	243,294

	Total		$1,554,181

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	15

Schedule of Investments October 31, 2008	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona—5.5%
Phoenix and Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 2007-1, 5.25%, 8/01/38 (a)(b)(c)	$1,982	$1,714,992
Pima County, Arizona, IDA, Education Revenue Bonds (American Charter Schools Foundation), Series A, 5.625%, 7/01/38	1,700	1,195,372
Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona Charter Schools Project), Series O, 5.25%, 7/01/31	1,000	671,770
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	1,850	1,153,956
5%, 12/01/37	2,590	1,559,206

		6,295,296

Colorado—3.7%
Colorado HFA, Revenue Refunding Bonds (Adventist Health System/Sunbelt Obligor Group), Series D, 5.125%, 11/15/29 (d)	2,500	2,061,575
Colorado Health Facilities Authority, Revenue Refunding Bonds (Poudre Valley Health Care) (e):
5.20%, 3/01/31	240	224,066
Series B, 5.25%, 3/01/36	485	443,043
Series C, 5.25%, 3/01/40	850	760,342
North Range Metropolitan District Number 2, Colorado, Limited Tax, GO, 5.50%, 12/15/37	1,200	799,980

		4,289,006

District of Columbia—15.3%
District of Columbia Tobacco Settlement Financing Corporation, Asset-Backed Revenue Refunding Bonds:
6.25%, 5/15/24	5,940	5,265,097
6.50%, 5/15/33	15,415	12,191,878

		17,456,975

Florida—4.5%
Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds (Baptist Medical Center Project), Series A, 5%, 8/15/37	845	600,094
Orange County, Florida, Health Facilities Authority, First Mortgage Revenue Bonds (Orlando Lutheran Towers), 5.50%, 7/01/38	1,150	729,778
Sarasota County, Florida, Health Facilities Authority, Retirement Facility Revenue Refunding Bonds (Village on the Isle Project), 5.50%, 1/01/32	520	345,119
Sumter Landing Community Development District, Florida, Recreational Revenue Bonds, Sub-Series B, 5.70%, 10/01/38	1,435	995,632
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.65%, 5/01/40	1,750	1,404,707
Watergrass Community Development District, Florida, Special Assessment Revenue Bonds, Series A,
5.375%, 5/01/39	1,850	1,094,072

		5,169,402

Georgia—1.1%
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (f)(g)	585	90,675
Rockdale County, Georgia, Development Authority Revenue Bonds (Visy Paper Project), AMT, Series A, 6.125%, 1/01/34	1,600	1,171,856

		1,262,531

Municipal Bonds (000)	Par (000)	Value

Illinois—5.0%
Illinois State Finance Authority Revenue Bonds (Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	$580	$448,091
Illinois State Finance Authority, Revenue Refunding Bonds:
(Illinois Institute of Technology), Series A, 5%, 4/01/36	3,000	2,209,320
(Proctor Hospital), Series A, 5.125%, 1/01/25	4,000	3,077,720

		5,735,131

Indiana—2.4%
Delaware County, Indiana, Hospital Authority, Hospital Revenue Bonds (Cardinal Health System Obligated Group), 5.25%, 8/01/36	2,000	1,326,180
Indiana Health and Educational Facilities Financing Authority, Hospital Revenue Bonds (Community Foundation of Northwest Indiana), 5.50%, 3/01/37	1,985	1,450,598

		2,776,778

Kansas—0.4%
Lenexa, Kansas, Health Care Facility, Revenue Refunding Bonds, 5.50%, 5/15/39	650	429,123

Louisiana—2.5%
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	2,000	1,513,800
Saint Tammany Parish, Louisiana, Financing Authority, S/F Mortgage Revenue Bonds (Home Ownership Program), Series A, 5.25%, 12/01/39 (a)(b)(c)	1,384	1,327,577

		2,841,377

Maryland—0.7%
Maryland State Health and Higher Educational Facilities Authority Revenue Bonds (King Farm Presbyterian Community), Series B, 5%, 1/01/17	1,000	782,780

Michigan—0.7%
Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (Garden City Hospital Obligation), Series A, 5%, 8/15/38	1,540	840,686

Missouri—1.8%
Missouri State Housing Development Commission, S/F Mortgage Revenue Refunding Bonds (Homeownership Loan Program), AMT, Series B-1, 5.05%, 3/01/38 (a)(b)(c)	2,395	2,044,851

Montana—2.1%
Two Rivers Authority Inc., Montana, Senior Lien Revenue Bonds (Correctional Facilities Project):
7.25%, 11/01/21	1,500	902,295
7.375%, 11/01/27	2,600	1,530,880

		2,433,175

New Jersey—6.2%
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24	2,670	2,116,589
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Bonds, 5.75%, 6/01/32	4,630	4,933,219

		7,049,808

New York—9.7%
Nassau County, New York, Tobacco Settlement Corporation, Senior Asset-Backed Revenue Refunding Bonds, Series A-2, 5.25%, 6/01/26 (h)	5,000	3,938,350
New York City, New York, City IDA, Special Facility Revenue Bonds (American Airlines, Inc.—JFK International Airport), AMT, 7.625%, 8/01/25 (d)	7,600	5,345,004
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	370	287,005
New York Liberty Development Corporation Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	1,850	1,498,481

		11,068,840

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania—1.6%
Allegheny County, Pennsylvania, Hospital Development Authority, Revenue Refunding Bonds (West Penn Allegheny Health System), Series A, 5.375%, 11/15/40	$2,080	$1,145,893
Harrisburg, Pennsylvania, Authority, University Revenue Bonds (Harrisburg University of Science), Series A, 5.40%, 9/01/16	465	406,633
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 97A, 4.60%, 10/01/27	450	332,730

		1,885,256

South Carolina—3.8%
Scago Education Facilities Corporation for Williamsburg County School District, South Carolina, Revenue Refunding Bonds, 5%, 12/01/31 (i)	2,000	1,530,220
South Carolina Jobs, EDA, Health Care Facilities, First Mortgage Revenue Refunding Bonds (Lutheran Homes):
5.50%, 5/01/28	600	412,746
5.625%, 5/01/42	1,000	635,740
South Carolina Jobs, EDA, Senior Lien Revenue Refunding Bonds (Burroughs and Chapin Company, Inc.), Series A, 4.70%, 4/01/35 (i)	2,500	1,776,225

		4,354,931

South Dakota—0.7%
South Dakota State Health and Educational Facilities Authority Revenue Bonds (Sanford Health), 5%, 11/01/40	1,040	820,009

Tennessee—0.6%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.02%, 1/01/36 (j)	5,000	639,150

Texas—5.3%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company LLC Project), AMT, Series A, 8.25%, 10/01/30	1,500	1,191,285
HFDC of Central Texas, Inc., Retirement Facilities Revenue Bonds (Village at Gleannloch Farms), Series A, 5.50%, 2/15/27	1,150	769,051
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	2,290	2,109,159
Texas State Affordable Housing Corporation, S/F Mortgage Revenue Bonds (Professional Educators Home Loan Program), AMT, Series A-1, 5.50%, 12/01/39 (a)(b)(c)	1,227	1,061,158
West Central Texas Regional Housing Finance Corporation, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), AMT, Series A, 5.35%, 12/01/39 (a)(b)(c)	1,135	970,643

		6,101,296

Vermont—1.9%
Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 27, 4.90%, 5/01/38 (d)(e)	3,060	2,157,667

Virginia—2.7%
Fairfax County, Virginia, EDA, Residential Care Facilities, Mortgage Revenue Refunding Bonds (Goodwin House, Inc.), 5.125%, 10/01/42	850	598,493
Peninsula Ports Authority, Virginia, Residential Care Facilities, Revenue Refunding Bonds (Baptist Homes), Series C, 5.375%, 12/01/26	2,600	1,683,214
Reynolds Crossing Community Development Authority, Virginia, Special Assessment Revenue Bonds (Reynolds Crossing Project), 5.10%, 3/01/21	1,000	771,490

		3,053,197

Wisconsin—4.9%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Ascension Health), Series A, 5%, 11/15/31	5,335	4,480,600
Wisconsin State Health and Educational Facilities Authority, Revenue Refunding Bonds (Franciscan Sisters Healthcare), 5%, 9/01/26	1,535	1,168,258

		5,648,858

Municipal Bonds	Par (000)	Value

Puerto Rico—0.9%
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds (Ana G. Mendez University System Project), 5%, 3/01/36	$1,500	$993,660

Total Municipal Bonds—84.0%		96,129,783

Municipal Bonds Transferred to Tender Option Bond Trusts (k)

California—20.3%
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Custodial Receipts, Series 1271, 5%, 6/01/45	15,000	10,760,400
University of California Revenue Bonds, Series B, 4.75%, 5/15/38 (l)	15,000	12,509,700

		23,270,100

Georgia—11.9%
Atlanta, Georgia, Airport Passenger Facility Charge and Subordinate Lien General Revenue Refunding Bonds, Series C, 5%, 1/01/33 (e)	15,000	13,593,900

Illinois—11.2%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Bonds, Custodial Receipts, Series 1284, 5%, 1/01/33	15,000	12,859,500

Indiana—10.7%
Carmel, Indiana, Lease Rental Revenue Bonds (Performing Arts Center):
4.75%, 2/01/33	7,230	6,200,737
5%, 2/01/33	6,580	5,986,155

		12,186,892

Massachusetts—8.2%
Massachusetts State, HFA, Housing Revenue Refunding Bonds, AMT, Series D, 5.45%, 6/01/37	11,855	9,389,990

Nebraska—3.7%
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Sub-Series B, 4.75%, 2/01/36 (m)	5,000	4,207,050

New York—5.9%
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System, Revenue Refunding Bonds, Series D, 5%, 6/15/39	7,500	6,746,175

North Carolina—11.6%
University of North Carolina, University Revenue Refunding Bonds, Series A, 4.75%, 12/01/34	15,170	13,280,425

Texas—7.4%
New Caney, Texas, Independent School District, GO, 5%, 2/15/35	9,150	8,433,738

Total Municipal Bonds Transferred to Tender Option Bond Trusts—90.9%		103,967,770

Total Long-Term Investments (Cost—$255,692,897)—174.9%		200,097,553

Short-Term Securities	Shares

Merrill Lynch Institutional Tax-Exempt Fund, 1.63% (n)(o)	1,100,883	1,100,883

Total Short-Term Securities (Cost—$1,100,883)—1.0%		1,100,883

Total Investments (Cost—$256,793,780*)—175.9%		201,198,436
Other Assets Less Liabilities—3.5%		4,019,037
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(79.4)%		(90,835,851)

Net Assets—100.0%		$114,381,622

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	17

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$166,652,245

Gross unrealized appreciation	$183,706
Gross unrealized depreciation	(55,432,515)

Net unrealized depreciation	$(55,248,809)

(a)	FHLMC Collateralized.
(b)	FNMA Collateralized.
(c)	GNMA Collateralized.
(d)	Variable rate security. Rate shown is as of report date.
(e)	FSA Insured.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(i)	Radian Insured.
(j)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(k)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(l)	MBIA Insured.
(m)	FGIC Insured.
(n)	Represents the current yield as of report date.
(o)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	(1,499,117)	$70,516

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2008

Statements of Assets and Liabilities

October 31, 2008	BlackRock Investment Quality Municipal Trust (BKN)	BlackRock Municipal Income Trust (BFK)	BlackRock Long-Term Municipal Advantage Trust (BTA)
Assets
Investments at value – unaffiliated[1]	$300,756,606	$769,998,150	$200,097,553
Investments at value – affiliated[2]	15,400,000	1,826,954	1,100,883
Cash	96,696	71,839	13,393
Investments sold receivable	1,482,531	469,471	184,191
Unrealized appreciation on forward interest rate swaps	70,840	1,554,181	—
Interest receivable	5,204,310	15,000,509	4,670,299
Other assets	35,005	83,967	8,203
Prepaid expenses	39,837	84,840	29,447

Total assets	323,085,825	789,089,911	206,103,969

Accrued Liabilities
Investments purchased payable	3,676,300	—	—
Interest expense and fees payable	57,976	499,228	1,040,851
Income dividends payable – Common Shares	1,066,555	3,031,661	733,983
Investment advisory fees payable	100,845	369,892	64,602
Administration fees payable	44,097	—	—
Officer’s and Directors’ fees payable	35,842	85,130	9,019
Other affiliates payable	—	5,088	898
Other accrued expenses payable	104,575	167,471	77,994

Total accrued liabilities	5,086,190	4,158,470	1,927,347

Other Liabilities
Trust certificates[3]	10,807,799	46,388,859	89,795,000

Total Liabilities	15,893,989	50,547,329	91,722,347

Preferred Shares at Redemption Value
Preferred Shares at $0.001 par value per share at $25,000 per share liquidation preference, plus unpaid dividends[4]	127,003,399	293,254,067	—

Net Assets Applicable to Common Shareholders	$180,188,437	$445,288,515	$114,381,622

Net Assets Applicable to Common Shareholders Consist of
Common Shares, par value[5]	$169,294	$44,193	$13,345
Paid-in capital in excess of par	235,139,461	627,829,063	190,776,233
Undistributed net investment income	2,054,424	4,201,196	1,424,388
Accumulated net realized loss	(4,995,163)	(42,653,585)	(22,237,000)
Net unrealized appreciation/depreciation	(52,179,579)	(144,132,352)	(55,595,344)

Net Assets Applicable to Common Shareholders	$180,188,437	$445,288,515	$114,381,622

Net asset value per Common Share[6]	$10.64	$10.08	$8.57

[1]Investments at cost – unaffiliated	$353,007,025	$915,684,683	$255,692,897

[2]Investments at cost – affiliated	$15,400,000	$1,826,954	$1,100,883

[3]Represents short-term floating rate certificates issued by tender option bond trusts.
[4]Preferred Shares issued and outstanding	5,078	11,725	—

[5]Par value per share	$0.01	$0.001	$0.001

[6]Common Shares outstanding	16,929,437	44,193,305	13,345,152

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	19

Statements of Operations

Year Ended October 31, 2008	BlackRock Investment Quality Municipal Trust (BKN)	BlackRock Municipal Income Trust (BFK)	BlackRock Long-Term Municipal Advantage Trust (BTA)
Investment Income
Interest	$20,509,132	$56,097,124	$16,591,012
Income – affiliated	354,461	399,432	71,287

Total income	20,863,593	56,496,556	16,662,299

Expenses
Investment advisory	1,316,996	5,774,557	1,636,505
Administration	564,204	—	—
Commissions for Preferred Shares	347,310	880,272	—
Professional	118,144	179,845	137,180
Accounting services	54,038	86,049	43,889
Printing	27,479	78,937	14,011
Transfer agent	25,858	38,867	10,953
Custodian	23,482	47,694	19,492
Officer and Directors	5,455	28,051	12,565
Registration	4,363	7,021	4,665
Miscellaneous	9,863	60,732	147,945

Total expenses excluding interest expense and fees	2,497,192	7,182,025	2,027,205
Interest expense and fees[1]	246,057	1,041,533	4,534,868

Total expenses	2,743,249	8,223,558	6,562,073
Less fees waived by advisor	(29,489)	(1,367,742)	(659,750)
Less fees paid indirectly	(494)	(157)	(676)

Total expenses after waiver and fees paid indirectly	2,713,266	6,855,659	5,901,647

Net investment income	18,150,327	49,640,897	10,760,652

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(2,405,784)	(3,543,011)	(21,132,284)
Futures and swaps	(1,799,788)	(6,165,912)	(1,047,858)

	(4,205,572)	(9,708,923)	(22,180,142)

Net change in unrealized appreciation/depreciation on:
Investments	(63,161,214)	(186,236,404)	(48,663,447)
Swaps	400,780	1,795,849	111,029

	(62,760,434)	(184,440,555)	(48,552,418)

Total realized and unrealized loss	(66,966,006)	(194,149,478)	(70,732,560)

Dividends to Preferred Shareholders From
Net investment income	(5,278,893)	(13,027,692)	—

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(54,094,572)	$(157,536,273)	$(59,971,908)

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2008

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust (BKN)		BlackRock Municipal Income Trust (BFK)

	Year Ended October 31,		Year Ended October 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2008	2007	2008	2007

Operations
Net investment income	$18,150,327	$18,111,477	$49,640,897	$49,131,354
Net realized gain (loss)	(4,205,572)	288,808	(9,708,923)	(674,035)
Net change in unrealized appreciation/depreciation	(62,760,434)	(13,839,313)	(184,440,555)	(27,798,820)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(5,278,893)	(5,316,266)	(13,027,692)	(13,506,034)
Net realized gain	—	—	—	(18,029)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(54,094,572)	(755,294)	(157,536,273)	7,134,436

Dividends and Distributions to Common Shareholders From
Net investment income	(15,020,485)	(17,197,915)	(40,311,763)	(43,341,822)
Net realized gain	—	—	—	(57,432)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(15,020,485)	(17,197,915)	(40,311,763)	(43,399,254)

Capital Share Transactions
Reinvestment of common dividends	2,031,105	1,347,346	2,155,812	3,165,968

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(67,083,952)	(16,605,863)	(195,692,224)	(33,098,850)
Beginning of year	247,272,389	263,878,252	640,980,739	674,079,589

End of year	$180,188,437	$247,272,389	$445,288,515	$640,980,739

End of year undistributed net investment income	$2,054,424	$4,209,470	$4,201,196	$7,939,545

	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Year Ended October 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations
Net investment income	$10,760,652	$9,344,930
Net realized gain (loss)	(22,180,142)	217,217
Net change in unrealized appreciation/depreciation	(48,552,418)	(15,541,298)

Net decrease in net assets resulting from operations	(59,971,908)	(5,979,151)

Dividends to Shareholders From
Net investment income	(8,807,800)	(9,535,364)

Capital Share Transactions
Reinvestment of common dividends	—	538,721

Net Assets
Total decrease in net assets	(68,779,708)	(14,975,794)
Beginning of year	183,161,330	198,137,124

End of year	$114,381,622	$183,161,330

End of year undistributed (distributions in excess of) net investment income	$1,424,388	$(536,602)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	21

Statement of Cash Flows

Year Ended October 31, 2008	BlackRock Long-Term Municipal Advantage Trust (BTA)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(59,971,908)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	1,244,177
Decrease in prepaid expenses and other assets	64,678
Decrease in other liabilities	(1,435,654)
Net realized and unrealized loss from investments	69,684,702
Amortization of premium and discount on investments	165,318
Proceeds from sales of long-term investments	134,739,522
Purchases of long-term securities	(49,578,990)
Net proceeds of short-term investments	1,644,266

Net cash provided by operating activities	96,556,111

Cash Used for Financing Activities:
Cash payments for trust certificates	(87,732,503)
Cash dividends paid	(8,807,800)
Decrease payable to custodian	(2,415)

Net cash used for financing activities	(96,542,718)

Cash
Net increase in cash	13,393
Cash at beginning of year	—

Cash at end of year	$13,393

Cash Flow Information
Cash paid for interest	$5,828,635

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2008

Financial Highlights	BlackRock Investment Quality Municipal Trust (BKN)

	Year Ended October 31,

	2008		2007		2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$14.73		$15.79		$15.59	$15.71	$15.28

Net investment income	1.08	[1]	1.08		1.10	1.14	1.17
Net realized and unrealized gain (loss)	(3.97)		(0.79)		0.44	(0.11)	0.26
Dividends to Preferred Shareholders from net investment income	(0.31)		(0.32)		(0.28)	(0.19)	(0.09)

Net increase (decrease) from investment operations	(3.20)		(0.03)		1.26	0.84	1.34

Dividends to Common Shareholders from net investment income	(0.89)		(1.03)		(1.06)	(0.96)	(0.91)

Net asset value, end of year	$10.64		$14.73		$15.79	$15.59	$15.71

Market price, end of year	$10.25		$16.35		$18.97	$16.62	$15.12

Total Investment Return[2]
Based on net asset value	(22.93	) %	(0.95	) %	7.38%	5.34%	9.48%

Based on market price	(33.11	) %	(8.49	) %	21.06%	16.68%	12.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[3,4]	1.07%		1.07%		1.09%	1.08%	1.08%

Total expenses after waiver and fees paid indirectly[4]	1.17%		1.07%		1.09%	1.08%	1.08%

Total expenses[4]	1.19%		1.08%		1.09%	1.08%	1.08%

Net investment income[4]	7.84%		7.06%		7.09%	7.21%	7.59%

Dividends to Preferred Shareholders	2.28%		2.07%		1.81%	1.17%	0.60%

Net investment income to Common Shareholders	5.56%		4.99%		5.28%	6.04%	9.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$180,188		$247,272		$263,878	$260,494	$262,475

Preferred Shares outstanding at liquidation preference, end of year (000)	$126,950		$146,550		$146,550	$146,550	$146,550

Portfolio turnover	26%		17%		82%	77%	52%

Asset coverage per Preferred Share, end of year	$60,495		$67,185		$70,054	$69,465	$69,790

[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[4]	Do not reflect the effects of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	23

Financial Highlights (continued)	BlackRock Municipal Income Trust (BFK)

	Year Ended October 31,

	2008		2007		2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$14.55		$15.37		$14.71	$14.26	$13.87

Net investment income	1.12	[1]	1.11		1.14	1.18	1.19
Net realized and unrealized gain (loss)	(4.38)		(0.63)		0.78	0.43	0.26
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.30)		(0.31)		(0.27)	(0.18)	(0.09)
Net realized gain	—		(0.00)[2]		—	—	—

Net increase (decrease) from investment operations	(3.56)		0.17		1.65	1.43	1.36

Dividends and distributions to Common Shareholders from:
Net investment income	(0.91)		(0.99)		(0.99)	(0.98)	(0.97)
Net realized gain	—		(0.00)[2]		—	—	—

Total dividends and distributions	(0.91)		(0.99)		(0.99)	(0.98)	(0.97)

Net asset value, end of year	$10.08		$14.55		$15.37	$14.71	$14.26

Market price, end of year	$8.75		$15.92		$17.30	$15.69	$14.05

Total Investment Return[3]
Based on net asset value	(25.69	) %	0.70%		11.24%	10.21%	10.29%

Based on market price	(41.05	) %	(2.11	) %	17.39%	19.31%	10.01%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	0.98%		0.88%		0.83%	0.83%	0.83%

Total expenses after waiver and fees paid indirectly[5]	1.15%		0.88%		0.83%	0.83%	0.83%

Total expenses[5]	1.38%		1.18%		1.21%	1.22%	1.23%

Net investment income[5]	8.34%		7.43%		7.65%	7.97%	8.44%

Dividends to Preferred Shareholders	2.19%		2.04%		1.83%	1.23%	0.63%

Net investment income to Common Shareholders	6.15%		5.39%		5.82%	6.74%	7.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$445,289		$640,981		$674,080	$642,047	$621,648

Preferred Shares outstanding at liquidation preference, end of year (000)	$293,125		$375,125		$375,125	$375,125	$375,125

Portfolio turnover	13%		17%		77%	68%	59%

Asset coverage per Preferred Share, end of year	$62,989		$67,727		$69,933	$67,797	$66,435

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[5]	Do not reflect the effects of dividends to Preferred Shareholders.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2008

Financial Highlights (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

			Period February 28, 2006[1] to October 31, 2006
	Year Ended October 31,

	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.72	$14.89	$14.33 [2]

Net investment income	0.81 [3]	0.70	0.45
Net realized and unrealized gain (loss)	(5.30)	(1.15)	0.62

Net increase (decrease) from investment operations	(4.49)	(0.45)	1.07

Dividends from net investment income	(0.66)	(0.72)	(0.48)

Capital charges with respect to issuance of Common Shares	—	—	(0.03)

Net asset value, end of year	$8.57	$13.72	$14.89

Market price, end of year	$8.40	$12.14	$14.70

Total Investment Return[4]
Based on net asset value	(33.64)%	(2.93)%	7.48%[5]

Based on market price	(26.49)%	(13.00)%	1.40%[5]

Ratios to Average Net Assets
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[6]	0.83%	0.89%	0.97%[7]

Total expenses after waiver and fees paid indirectly	3.60%	4.29%	4.11%[7]

Total expenses after waiver and before fees paid indirectly	3.60%	4.29%	4.14%[7]

Total expenses	4.00%	4.69%	4.55%[7]

Net investment income	6.56%	4.87%	4.79%[7]

Supplemental Data
Net assets, end of year (000)	$114,382	$183,161	$198,137

Portfolio turnover	16%	39%	20%

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per sales charge from the initial offering price of $15.00 per share.
[3]	Based on average shares outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.
[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	25

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“Investment Quality Municipal”) was organized as a Maryland corporation. BlackRock Municipal Income Trust (“Municipal Income”) and BlackRock Long-Term Municipal Advantage Trust (“Long-Term Municipal”) were organized as Delaware statutory trusts. Investment Quality Municipal, Municipal Income and Long-Term Municipal are individually referred to as a “Trust” and collectively as the “Trusts”. Investment Quality Municipal and Municipal Income are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. Long-Term Municipal is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board of Trustees or Board of Directors, as appropriate (collectively, the “Board” the members of which are referred to as “Directors”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Trusts may engage in various portfolio investment strategies both to increase the return of the Trusts and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial futures contracts — Each Trust may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trust agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward interest rate swaps — Each Trust may enter into forward interest rate swaps for investment purposes. In a forward interest rate swap, a Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Forward interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the forward interest rate swap is terminated, a Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and each Trust’s basis in the contract, if any. Forward interest rate swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.The Trusts generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts may leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which a Trust has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trusts include the right of the Trusts (1) to cause the holders of a proportional share of the

26	ANNUAL REPORT	OCTOBER 31, 2008

Notes to Financial Statements (continued)

floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Trusts. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trusts, which typically invest the cash in additional municipal securities. The Trusts’ transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in each Trust’s Schedule of Investments and the proceeds from the transaction are reported as a liability for trust certificates.

Interest income from the underlying securities is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates were as follows:

	Underlying Municipal Securities Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

Investment Quality	$18,121,593	$10,807,799	2.559% – 4.195%
Municipal Income	$76,537,903	$46,388,859	2.423% – 4.212%
Long-Term Municipal	$103,967,770	$89,795,000	3.000% – 4.750%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trusts’ investments in TOBs likely will adversely affect the Trusts’ investment income and distributions to Common Shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Trust’s net asset value per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust segregate assets in connection with certain investments (e.g., financial futures contracts and swaps) or certain borrowings, each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Trusts may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Trust amortizes all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations. For the year ended October 31, 2008, Investment Quality Municipal and Municipal Income had $350,000 and $1,725,000, respectively, in consent fees.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

Effective April 30, 2008, the Trusts implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Trusts, and has determined that the adoption of FIN 48 does not have a material impact on the Trusts’ financial statements. Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remain open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Trusts’ financial statements disclosures is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position.

ANNUAL REPORT	OCTOBER 31, 2008	27

Notes to Financial Statements (continued)

In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income - affiliated on the Statements of Operations.

Other: Expenses directly related to each Trust are charged to that Trust. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Advisor a monthly fee of the Trust’s average daily net assets, as follows:

Monthly Fee

Investment Quality Municipal	0.35%
Municipal Income	0.60%
Long-Term Municipal	1.00%

For Investment Quality Municipal and Municipal Income, average daily net assets is the average daily value of the Trusts’ total assets minus the sum of its accrued liabilities. For Long-Term Municipal, average daily net assets is the average daily value of the Trust’s total assets minus the sum of its total liabilities.

The Advisor has voluntarily agreed to waive a portion of the investment advisory fee as a percentage of average daily net assets as follows:

		Rate

Municipal Income Trust	July 31, 2008	0.15%
	July 31, 2009	0.10%
	July 31, 2010	0.05%

Long-Term Municipal	February 28, 2006 – February 28, 2011	0.40%
	February 28, 2012	0.30%
	February 28, 2013	0.20%
	February 28, 2014	0.10%

For the year ended October 31, 2008, the Advisor waived the fees, which is included on the Statements of Operations as fees waived by advisor, as follows:

Municipal Income	$1,316,719
Long-Term Municipal	$654,515

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations. For the year ended October 31, 2008, the amounts were as follows:

Investment Quality Municipal	$29,489
Municipal Income	$51,023
Long-Term Municipal	$5,235

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, with respect to each Trust, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Advisor.

Investment Quality Municipal has an Administration Agreement with the Advisor. The administration fee paid to the Advisor is computed at an annual rate of 0.15% of the Trust’s average daily net assets including proceeds from the issuance of Preferred Shares and TOBs.

For the year ended October 31, 2008, the Trusts reimbursed the Advisor for certain accounting services. The reimbursements, which are included in accounting services on the Statements of Operations, were as follows:

Municipal Income	$12,913
Long-Term Municipal	$5,494

28	ANNUAL REPORT	OCTOBER 31, 2008

Notes to Financial Statements (continued)

Pursuant to the terms of their custody agreements, fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Trusts are officers and/or directors of BlackRock, Inc. or its affiliates. The Trusts reimburse the Advisor for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008 were as follows:

	Purchases	Sales

Investment Quality Municipal	$91,665,083	$112,584,362
Municipal Income	$122,028,168	$173,140,092
Long-Term Municipal	$49,587,132	$131,246,312

4. Capital Share Transactions:

Common Shares

Investment Quality Municipal is authorized to issue 200,000,000 shares, including Preferred Shares, all of which were initially classified as Common Shares. There are an unlimited number of Common Shares authorized for Municipal Income and Long-Term Municipal. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of holders of Common Shares. As of October 31, 2008, the shares owned by an affiliate of the Advisor of Long-Term Municipal were 9,704.

Common Shares issued and outstanding for the year ended October 31, 2008 and October 31, 2007 increased by the following amounts as a result of dividend reinvestment:

	Year Ended October 30, 2008	Year Ended October 31, 2007

Investment Quality Municipal	138,790	83,554
Municipal Income	152,320	197,269
Long-Term Municipal	—	36,210

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Incorporation/Articles Supplementary, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding and effective yields at October 31, 2008:

	Series	Shares	Yields

Investment Quality Municipal	T-7	2,826	3.088%
	T-28	2,252	3.088%

Municipal Income	M-7	2,345	3.474%
	T-7	2,345	3.087%
	W-7	2,345	2.988%
	R-7	2,345	2.999%
	F-7	2,345	3.305%

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the year ended October 31, 2008, the Preferred Shares of the Trusts were successfully remarketed at each remar-keting date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended October 31, 2008 were as follows:

	Series	Low	High	Average

Investment Quality Municipal	T7	2.54%	11.35%	3.740%
	T28	2.54%	8.50%	3.779%

Municipal Income	M7	2.48%	10.21%	3.783%
	T7	2.54%	11.35%	3.756%
	W7	2.48%	12.57%	3.802%
	R7	2.46%	12.26%	3.790%
	F7	2.48%	11.73%	3.788%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.458% to 12.565%. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference.

ANNUAL REPORT	OCTOBER 31, 2008	29

Notes to Financial Statements (continued)

A Trust may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Each Trust pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the year ended October 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

Commissions

Investment Quality Municipal	$142,704
Municipal Income	$145,453

On June 4, 2008, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

Investment Quality Municipal	T-7	6/25/2008	436	$10,900,000
	T-28	7/09/2008	348	$8,700,000

Municipal Income	M-7	6/24/2008	656	$16,400,000
	T-7	6/25/2008	656	$16,400,000
	W-7	6/26/2008	656	$16,400,000
	R-7	6/27/2008	656	$16,400,000
	F-7	6/30/2008	656	$16,400,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding for the year ended October 31, 2007 remained constant for Investment Quality Municipal and Municipal Income.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of October 31, 2008 attributable to amortization methods on fixed income securities, non-deductible expenses and the reclassification of distributions were reclassified to the following accounts:

	Investment Quality Municipal	Municipal Income	Long-Term Municipal

Increase (decrease) paid-in capital	$(3,510)	$(15,716)	—
Increase (decrease) undistributed net investment income	$(5,995)	$(39,791)	$8,138
Increase (decrease) accumulated net realized loss	$9,505	$55,507	$(8,138)

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	Investment Quality Municipal	Municipal Income	Long-Term Municipal

Tax-Exempt income
10/31/08	$19,993,104	$51,795,142	$8,807,259
10/31/07	22,514,181	56,847,893	9,535,364

Oridinary Income
10/31/08	306,274	1,544,313	541
10/31/07	—	75,424	—

Total
10/31/08	$20,299,378	$53,339,455	$8,807,800

10/31/07	$22,514,181	$56,923,317	$9,535,364

As of October 31, 2008, the tax components of accumulated losses were as follows:

	Investment Quality Municipal	Municipal Income	Long-Term Municipal

Undistributed tax-exempt income	$805,827	$1,725,552	$1,608,424
Undistributed ordinary income	480,470	—	—
Capital loss carryforward	(5,295,272)	(43,027,263)	(22,753,957)
Net unrealized losses*	(51,111,343)	(141,283,030)	(55,262,423)

Total accumulated net losses	$(55,120,318)	$(182,584,741)	$(76,407,956)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the book/tax differences in the accrual of income on securities in default, the deferral of compensation to directors, the difference between book and tax treatment of residual interests in tender option bond trusts, timing of income recognition from partnerships and other book/tax temporary differences.

As of October 31, 2008, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated year of expiration:

Expires October 31,	Investment Quality Municipal	Municipal Income	Long-Term Municipal

2011	—	$11,445,922	—
2012	—	15,775,833	—
2014	$728,359	4,991,959	$701,315
2015	—	606,017	—
2016	4,566,913	10,207,532	22,052,642

Total	$5,295,272	$43,027,263	$22,753,957

30	ANNUAL REPORT	OCTOBER 31, 2008

Notes to Financial Statements (concluded)

6. Concentration Risk:

Each Trust’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Subsequent Events:

The Trusts paid a net investment income dividend to Common Shareholders in the following amounts per share on December 1, 2008 to shareholders of record on November 14, 2008:

Per Share Amount

Investment Quality Municipal	$0.0630
Municipal Income	$0.0686
Long-Term Municipal	$0.0550

The dividends declared on Preferred Shares for the period November 1, 2008 to November 30, 2008 for the Trusts were as follows:

	Series	Dividends Declared

Investment Quality Municipal	T7	$143,504
	T28	$78,214

Municipal Income	M7	$88,035
	T7	$84,757
	W7	$83,597
	R7	$81,770
	F7	$84,084

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

In December 2008, commissions paid to broker-dealers on preferred shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount. The Trusts will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions.

ANNUAL REPORT	OCTOBER 31, 2008	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of:
BlackRock Investment Quality Municipal Trust Inc.
BlackRock Municipal Income Trust
BlackRock Long-Term Municipal Advantage Trust

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust Inc., BlackRock Municipal Income Trust, and BlackRock Long-Term Municipal Advantage Trust (collectively, the “Trusts”), including the schedules of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows for BlackRock Long-Term Municipal Advantage Trust for the year ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust Inc., BlackRock Municipal Income Trust, and BlackRock Long-Term Municipal Advantage Trust as of October 31, 2008, the results of their operations and the cash flows for BlackRock Long-Term Municipal Advantage Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2008

32	ANNUAL REPORT	OCTOBER 31, 2008

Important Tax Information

The following tables summarize the taxable per share distributions paid by BlackRock Investment Quality Municipal Trust Inc. and BlackRock Municipal Income Trust during the taxable year ended October 31, 2008:

BlackRock Investment Quality Municipal Trust Inc.	Payable Date	Ordinary Income

Common Shareholders	1/14/2008	$0.012627
Preferred Shareholders:
Series T7	4/09/2008	$15.43194
Series T28	5/14/2008	$16.74769

BlackRock Municipal Income Trust	Payable Date	Ordinary Income

Common Shareholders	1/14/2008	$0.025297
Preferred Shareholders:
Series M7	4/08/2008	$28.31956
Series T7	4/09/2008	$28.79374
Series W7	4/10/2008	$27.99434
Series R7	4/11/2008	$28.12229
Series F7	4/14/2008	$27.94868

All of the other net investment income distributions paid by the Trusts qualify as tax-exempt interest dividends for Federal income tax purposes.

For BlackRock Long-Term Municipal Advantage Trust, all of the net investment income distributions paid by the Trust during the taxable year ended October 31, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

ANNUAL REPORT	OCTOBER 31, 2008	33

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees or the Board of Directors, as the case may be (collectively, the “Board,” the members of which are referred to as “Directors”), of the BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Municipal Income Trust (“BFK”) and BlackRock Long-Term Municipal Advantage Trust (“BTA,” and together with BKN and BFK, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment advisor. The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

34	ANNUAL REPORT	OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select each Fund’s Peers. The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that although BKN underperformed its Peers in at least two of the one-, three- and five-year periods reported, it outperformed its Peers in a subset of the Lipper universe in at least two of such periods based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

The Board noted that in general BFK performed better than its Peers in that its performance was at or above the median of its Peers in at least two of the one-, three- and five-year periods reported.

The Board noted that although BTA underperformed its Peers in the one-year and since inception periods reported, it outperformed its Peers in a subset of the Lipper universe in the one-year period based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that BKN paid contractual management fees lower than or equal to the median contractual fees paid by the Fund’s Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

ANNUAL REPORT	OCTOBER 31, 2008	35

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

The Board noted that, although BFK paid contractual management fees higher than the median of its Peers, such fees were no more than 5 basis points greater than the median amount and therefore considered not to be materially higher than that of its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board noted that although BTA paid contractual management fees higher than the median of its Peers, its actual management fees were below the median of its Peers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

36	ANNUAL REPORT	OCTOBER 31, 2008

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After a Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	OCTOBER 31, 2008	37

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 1994

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				113 Funds 110 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				113 Funds 110 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				113 Funds 110 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 1993	Consultant/Investor since 1988.	113 Funds 110 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 1993

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				113 Funds 110 Portfolios	None

38	ANNUAL REPORT	OCTOBER 31, 2008

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.

				113 Funds 110 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	113 Funds 110 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	113 Funds 110 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2004

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				113 Funds 110 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Duke Realty (real estate), Metropolitan Life Insurance Company (insurance), Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

Mizuho Financial Group Professor of Finance, Harvard Business School and Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				113 Funds 110 Portfolios	None

Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director and Member of the Audit Committee	Since 2007	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005.	113 Funds 110 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trust’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996.

ANNUAL REPORT	OCTOBER 31, 2008	39

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				184 Funds 295 Portfolios	None

Trust Officers[2]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Trust President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Trusts	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Officers of the Trusts serve at the pleasure of the Board of Directors.

40	ANNUAL REPORT	OCTOBER 31, 2008

BlackRock Closed-End Funds

Custodian
State Street Bank and Trust Company
Boston, MA 02101

Trusts Address
BlackRock Closed-End Funds
100 Bellevue Parkway
Wilmington, DE 19809

Transfer Agents Common Shares:
Computershare Trust
Companies, N.A.
Canton, MA 02021

Preferred Shares
For the Income Trust
BNY Mellon Shareowner Services
Jersey City, N.J. 07310
For the Investment Quality Trust
Deutsche Bank Trust Company Americas
New York, NY 10005

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

ANNUAL REPORT	OCTOBER 31, 2008	41

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008, to elect director or trustee nominees of each Trust:

Approved the Class I Directors/Trustees as follows:

	G. Nicholas Beckwith, III		Kent Dixon		R. Glenn Hubbard

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BlackRock Investment Quality Municipal Trust Inc.	15,736,952	242,783	15,740,185	239,550	15,732,710	247,025
BlackRock Long-Term Municipal Advantage Trust	11,419,196	391,693	11,420,799	390,090	11,419,134	391,755
BlackRock Municipal Income Trust	40,682,427	1,110,573	40,676,173	1,116,827	40,667,126	1,125,874

	W. Carl Kester				Robert S. Salomon, Jr.

	Votes For		Votes Withheld		Votes For	Votes Withheld

BlackRock Investment Quality Municipal Trust Inc.	3,601	[1]	112	[1]	15,737,047	242,688
BlackRock Long-Term Municipal Advantage Trust	11,415,194		395,695		11,416,236	394,653
BlackRock Municipal Income Trust	9,453	[1]	865	[1]	40,675,587	1,117,413

[1]	Voted by holders of Preferred Shares only.

Trust Certification

Those Trusts listed for trading on the New York Stock Exchange (“NYSE”) have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of the Trusts have not been updated after completion of the Trusts’ offerings and the information contained in the Trusts’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762

Quarterly performance, semi-annual and annual reports and other information regarding each Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding each Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

42	ANNUAL REPORT	OCTOBER 31, 2008

Additional Information (concluded)

Articles Supplementary/Statement of Preferences

Effective May 30, 2008, following approval by the Trusts’ Board and the applicable ratings agencies, each Trust’s Articles Supplementary or Statement of Preferences, as applicable, was amended in order to facilitate the redemption of the Trusts’ Preferred Shares. The following sentence was added to the optional redemption section of the Statement of Preferences of Municipal Income and Long-Term Municipal:

For the purposes of this section, the term “liquid securities” shall include:

(i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Trust, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to holders by reason of the redemption of their shares of Preferred Shares on such redemption date; and (ii) cash amounts due and payable to the Trust out of a sale of its securities if such cash amount is not less than the aggregate amount due to holders by reason of the redemption of their shares of Preferred Shares on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

Effective September 13, 2008, following approval by the Trusts’ Board and the applicable rating agencies, the Board amended the terms of the Trusts’ Preferred Shares in order to allow the Trusts to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Trusts’ Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Trusts’ permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Trusts’ investments in TOBs into applicable calculations.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BlackRock Investment Quality Municipal Trust Inc.	$0.876	—	—	$0.876	100%	0%	0%	100%
BlackRock Municipal Income Trust	$0.887	—	—	$0.887	100%	0%	0%	100%
BlackRock Long-Term Municipal Advantage Trust	$0.660	—	—	$0.660	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively,”Clients”) and to safeguarding their nonpublic personal information.The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates,or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic information about its Clients, except as permitted by law or as necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2008	43

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

#CEF-AR-BK3-1008

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Municipal Income	$32,800	$33,300	$3,500	$1,975	$6,100	$6,100	$1,049	$1,042
Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Municipal Income
Trust	$298,149	$293,617

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –      Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –      Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2008.

(a)(1) BlackRock Municipal Income Trust is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA and Walter O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-today management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the Fund’s portfolio management team since 2006.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

(a)(2) As of October 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
				Performance-Based
	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$16.53 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$16.53 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity
Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Municipal Income Trust

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: December 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust

Date: December 19, 2008